UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of the earliest event reported):  August 20, 2010

CHISEN ELECTRIC CORPORATION
(Exact name of registrant as specified in charter)

Nevada	333-128532	20-2190950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Jingyi Road, Changxing Economic Development Zone, Changxing, Zhejiang Province, The People’s Republic of China	N/A
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:    (86) 572-6267666

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Compensation Agreement of Corporate Relocation

On August 20, 2010, Changxing Chisen Electric Co., Ltd. (“Changxing”), the chief operating subsidiary of Chisen Electric Corporation, a Nevada corporation (the “Company”), entered into a Compensation Agreement of Corporate Relocation Acquisition (the “Relocation Agreement”) with the Administrative Committee of Changxing Economic Development Zone, Zhejiang (the “Committee”). Pursuant to the Relocation Agreement, Changxing agreed to transfer to the Committee the land-use rights to, and structures on, the property previously used by Changxing for its manufacturing facilities, and agreed to relocate the manufacturing facilities to a new location. The Committee requested the relocation pursuant to certain local relocation policies of Changxing County.

Pursuant to an assessment of the property and the compensation of the losses stated as follows, the Committee agreed to pay to Changxing RMB 117,202,100 in total for the relocation.  In addition to the compensation for the property, this amount also includes compensation for the value of losses associated with removing Changxing’s equipment at RMB 6,939,900 and the value of losses to Changxing with respect to the suspension of its operations for two months at RMB 11,748,000.  Changxing agreed to vacate the site within one year of the signing of the Relocation Agreement.  The RMB 117,202,100 will be paid on the following schedule: five percent (5%) of such amount to be paid within one month after the execution of the Relocation Agreement, twenty percent (20%) to be paid within one month of Changxing delivering appropriate land-use rights certificates and proof of cancellation of encumbrances, twenty-five percent (25%) to be paid after the commencement of the removal of Changxing’s operations from the site, and the remaining fifty percent (50%) to be paid upon completion of the relocation. In the event that Changxing fails to deliver required certificates or complete the relocation within the agreed upon time period, it must pay a RMB 500,000 penalty per each month of such delay.

The foregoing description of the Relocation Agreement does not purport to be complete and is qualified in its entirety by reference to such document, which is attached as Exhibit 10.1 in Mandarin, and Exhibit 10.2 in English, to this Current Report on Form 8-K and incorporated herein by reference.

Investment Agreement

Also on August 20, 2010, Changxing and the Committee entered into an investment agreement (the “Investment Agreement”) whereby Changixng agreed to commence the relocation of its manufacturing facilities pursuant to the Relocation Agreement with the administrative and policy support of the Committee. Changxing agreed to participate in “Land Tender, Auction and Listing” activities organized by the Changxing County Land and Resources Bureau with respect to a pre-identified parcel of land to which Changxing agreed to relocate its business. The delivery of the land-use rights to Changxing will be deemed as a public transfer and Changxing agreed to pay the land transfer amount, contract tax and other related fees at market price. The Committee agreed to provide for and maintain public works (sewage, electricity, roads) with respect to the property.  Changxing will be subject to certain prepayment fees as set forth in the Investment Agreement, which if not paid, will allow the Committee to terminate the Investment Agreement and receive penalty payments in the amount of 0.3% per day. Pursuant to the terms of the Investment Agreement, the construction project must be completed within two years from the date of execution of the Investment Agreement.

Following execution of the Investment Agreement, also on August 20, 2010, Changxing and the Committee entered into a supplemental agreement to the Investment Agreement (the “Supplemental Agreement”) whereby the Committee agreed to compensate Changxing when Changxing’s conditions of payment and tax scale under the Investment Agreement are satisfied.

The foregoing description of the Investment Agreement and Supplemental Agreement do not purport to be complete and are qualified in their entirety by reference to such documents, which are attached as Exhibit 10.3 and Exhibit 10.5 in Mandarin, and Exhibit 10.4 and Exhibit 10.6 in English, to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

See Item 1.01 herein above.

ITEM 8.01. OTHER EVENTS.

On August 24, 2010, the Company issued a press release (the “Press Release”) announcing Changxing’s entry into the Relocation Agreement, the Investment Agreement and the Supplemental Agreement (the “Agreements”).  As a result of the Agreements, Changxing will merge its first production facility, built in 2002 (“Plant A”), into its second facility which has been in operation since 2008 (“Plant B”).  Plant B is one and a half times the size of Plant A and is located within 1.5 kilometers of Plant A.  Plant B has the capacity to meet the additional production requirements resulting from the closing of Plant A and exceed any increase in market demand for Changxing’s products.  The Company does not expect that Changxing’s production costs or capacity will change as a result of the merger of the plants.

Pursuant to the Investment Agreement, in the next two years Changxing will construct a third plant (“Plant C”), which will be one and a half times the size of Plant A, located within three kilometers of Plant A’s current location.  Plant C will launch Changxing’s newest products, lithium ion batteries.  Lithium ion batteries are a major product in the battery industry, often used in motor vehicles, consumer electronics and a variety of industrial applications.  As a result, the Company expects that the new product line will increase its revenue.  A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference to such exhibit.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

EXHIBIT	DESCRIPTION	LOCATION

Exhibit 10.1
Compensation Agreement of Corporate Relocation Acquisition, dated August 20, 2010, by and between the Company’s chief operating subsidiary, Changxing Chisen Electric Co., Ltd., and the Administrative Committee of Changxing Economic Development Zone, Zhejiang
Provided Herewith

Exhibit 10.2
English translation of the Compensation Agreement of Corporate Relocation Acquisition, dated August 20, 2010, by and between the Company’s chief operating subsidiary, Changxing Chisen Electric Co., Ltd., and the Administrative Committee of Changxing Economic Development Zone, Zhejiang
Provided Herewith

Exhibit 10.3
Investment Agreement, dated August 20, 2010, by and between the Company’s chief operating subsidiary, Changxing Chisen Electric Co., Ltd., and the Administrative Committee of Changxing Economic Development Zone, Zhejiang
Provided Herewith

Exhibit 10.4
English translation of the Investment Agreement, dated August 20, 2010, by and between the Company’s chief operating subsidiary, Changxing Chisen Electric Co., Ltd., and the Administrative Committee of Changxing Economic Development Zone, Zhejiang
Provided Herewith

EXHIBIT	DESCRIPTION	LOCATION

Exhibit 10.5
Supplemental Agreement, dated August 20, 2010, by and between the Company’s chief operating subsidiary, Changxing Chisen Electric Co., Ltd., and the Administrative Committee of Changxing Economic Development Zone, Zhejiang
Provided Herewith

Exhibit 10.6
English translation of the Supplemental Agreement, dated August 20, 2010, by and between the Company’s chief operating subsidiary, Changxing Chisen Electric Co., Ltd., and the Administrative Committee of Changxing Economic Development Zone, Zhejiang
Provided Herewith

Exhibit 99.1	Press release of the Company dated August 24, 2010	Provided Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2010	CHINA INSONLINE CORP.

	By:	/s/ Xu Kecheng
	Name:	Xu Kecheng
	Its:	Chief Executive Officer